UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                December 1, 2004
                                ----------------
                        (Date of earliest event reported)
                                 Date of Report


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)


             Virginia               000-49929              82-0545425
             --------               ---------              ----------

   (State or other jurisdiction    (Commission            (IRS Employer
         of incorporation)         File Number)        Identification No.)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
                                 --------------
              (Registrant's telephone number, including area code)


                                       n/a
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

     This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on December 7, 2004 to add the signature which was inadvertently omitted from the original Form 8-K. No other changes have been made to the original Form 8-K.

Item 1.02  Termination of a Material Definitive Agreement

     As previously announced, Michael Rebibo, former President of Access National Mortgage Corporation and Senior Vice President of Access National Bank, ceased employment with Access National Mortgage Corporation and Access National Bank as of December 1, 2004. Mr. Rebibo's departure effectively terminated as of December 1, 2004 the employment agreement dated as of June 15, 1999 between Mr. Rebibo, Mortgage Investment Corporation, Inc. (now Access National Mortgage Corporation) and Access National Bank. A copy of this employment agreement was previously filed with the SEC as Exhibit 10.4 to the Form 10-KSB filed by Access National Corporation on March 31, 2003 and contains additional information regarding the terms of Mr. Rebibo's employment.

     Neither Access National Mortgage Corporation, Access National Bank, nor their parent company Access National Corporation will incur any early termination penalties in connection with the termination of the employment agreement.

     As of December 1, 2004, Rebibo beneficially owned 430,183 shares of Access National Corporation's common stock, which represented 10.48% of outstanding common stock, as determined in accordance with the beneficial ownership provisions of Rule 13d-3 of the Securities Exchange Act of 1934.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ACCESS NATIONAL CORPORATION
                                      (Registrant)


Date:  December 9, 2004        By:   /s/ Michael W. Clarke
                               ___________________________
                               Name:  Michael W. Clarke
                               Title:  President & Chief Executive Officer